MERIDIAN VALUE FUND(R)
                                                                   July 13, 2001

To Our Shareholders:

The Meridian Value Fund's net asset value per share at June 30, 2001 was $30.98. This represents an increase of 6.42% for the calendar year to date. The Fund's total return and average annual compounded rate of return for the six years ended June 30, 2001, were 347.1% and 28.4%, respectively. The comparable period returns for the S&P 500 with dividends were 147.5% and 16.3%, respectively. The Fund's assets at the close of the quarter were invested 12.5% in cash and cash equivalents and 87.5% in stocks. Total net assets were $768,558,970 and there were 26,058 shareholders.

The U.S. Stock Market turned in its best quarterly performance in over a year. Investors anticipate that lower interest rates and the pending tax cuts will improve business conditions in the foreseeable future. The S&P 500 gained 5.5 percent during the quarter, the hard hit NASDAQ bounced back 17.4 percent and the Russell 2000 added 13.9 percent. Year to date, however, the S&P 500 remains off 7.3 percent and the NASDAQ off 12.5 percent. The retail services, software and entertainment sectors performed best during the quarter while energy related stocks struggled. The Dow Jones Bond Index advanced from 101.64 to 102.37, reflecting lower interest rates.

The economy continues to grow at a slow pace. Consumer spending, housing starts and financial services are holding up but manufacturing, especially technology, is experiencing a difficult period. Corporate profits are under pressure primarily because excessive capital investment during a period of unsustainably high economic growth has resulted in too much inventory and available manufacturing capacity. Many companies need to close or sell plants and equipment and reduce their work force, while other companies must go out of business altogether. Over 500 Internet companies have closed up shop so far. This is a painful process that takes time. The consensus expectation is for slow but improving economic growth during the second half of the year as the economy moves closer to balance. Consumer spending must continue to hold up if economic growth is to improve. In our view, corporate profits will not turn positive before the first half of next year.

New positions established during the quarter included Adelphia Communications; AVX; Becton, Dickinson; CIBER; Clayton Homes; Compuware; Concord Camera; Fairfax Financial Holdings; InFocus; McCleodUSA; Nautica Enterprises; Newfield Exploration; Progress Software; REMEC; Royal Carribean Cruises; SBC Communications; Tommy Hilfiger; Vishay Intertechnology and Zale Corporation. We sold our positions in America West, American Classic Voyages, Avid Technology, Catapult Communications, ESS Technology, Federal Signal, Fundtech, Goodrich, Hilton Hotels, Hyperion Solutions, Lakehead Pipeline Partners, Longs Drug Stores, PeopleSoft and Ultratech Stepper. Barrett Resources was acquired by Williams Companies, and we sold our shares.

We initiated a position in Storage Technology almost one year ago, and substantially increased the position earlier this year. StorageTek is the leading supplier of tape drives and automated tape libraries to enterprises for data storage purposes. Tape storage is a mature market, but is still projected to grow due to its cost competitiveness and increased data storage demand. The company is also a leader in virtual storage technology, an area that promises to accelerate revenue growth going forward. StorageTek's earnings declined from $1.89 in 1997 to just $0.25 in 2000 primarily due to the loss of IBM as a reseller, unprofitable expansion into professional services, and product introduction delays. The stock dropped from a peak of $50 in 1998 to as low as $9 earlier this year. The CEO was replaced, certain businesses were divested, and operations were restructured to reduce costs and re-focus the company on core competencies. Profit growth has since resumed. We believe that, over the next three years, StorageTek has the potential to increase revenues by 50% to $3 billion and profits to the 1997 peak. The company has a strong balance sheet with over $2.00 in net cash. The stock trades at $13.50, approximately 7.5 times estimated earnings potential.

We welcome those new shareholders that joined the Meridian Value Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                         Sincerely,

                                       /s/ Richard F. Aster, Jr.



                                         Richard F. Aster, Jr.

                                       /s/ Kevin O'Boyle
                                         Kevin O'Boyle

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           Shares         Value
                                                          ---------    ------------
COMMON STOCK - 87.5%
  AGRICULTURE - 1.9%
     Agrium, Inc.*......................................  1,431,600    $ 14,316,000
  APPAREL - 3.6%
     Nautica Enterprises................................    215,000       4,392,450
     Tommy Hilfiger, Inc. ..............................    562,000       7,868,000
     VF Corporation*....................................    416,200      15,141,356
                                                                       ------------
                                                                         27,401,806
  BANKING AND FINANCE - 1.7%
     USA Education, Inc.*...............................    178,600      13,037,800
  BASIC MATERIALS - 1.7%
     Newmont Mining*....................................    705,800      13,134,938
  CONSUMER DURABLES - 0.5%
     Clayton Homes, Inc.*...............................    242,500       3,812,100
  CONSUMER PRODUCTS - 5.4%
     Concord Camera Corp. ..............................    519,000       3,062,100
     Dial Corporation*..................................  1,520,500      21,667,125
     ESC Medical Systems................................    255,000       7,356,750
     Energizer Holdings, Inc. ..........................    398,700       9,150,165
                                                                       ------------
                                                                         41,236,140
  CONSUMER SERVICES - 3.6%
     Waste Management Inc.*.............................    897,800      27,670,196
  DEFENSE - 1.7%
     Raytheon Company*..................................    498,000      13,221,900

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           Shares         Value
                                                          ---------    ------------
COMMON STOCK (continued)
  ENERGY - 3.5%
     Diamond Offshore Drilling, Inc.*...................    190,000    $  6,279,500
     Ensco International Incorporated*..................    277,900       6,502,860
     FMC Technologies...................................      5,000         103,250
     Newfield Exploration Company.......................    219,000       7,021,140
     Tom Brown, Inc. ...................................    295,000       7,080,000
                                                                       ------------
                                                                         26,986,750
  FOOD CHAINS - 2.0%
     Albertson's, Inc.*.................................    515,000      15,444,850
  HEALTH SERVICES - 15.4%
     Becton, Dickinson and Co.*.........................    444,000      15,890,760
     DaVita, Inc. ......................................    545,100      11,081,883
     HEALTHSOUTH Corporation............................  1,450,900      23,170,873
     Haemonetics Corporation............................    233,000       7,106,500
     Lincare Holdings, Inc. ............................    460,000      13,804,600
     McKesson HBOC*.....................................    418,500      15,534,720
     Mylan Laboratories, Inc.*..........................    292,000       8,213,960
     Omnicare, Inc.*....................................    671,400      13,562,280
     Parexel International*.............................    498,200       9,714,900
                                                                       ------------
                                                                        118,080,476
  INDUSTRIAL PRODUCTS - 3.0%
     InFocus Corp. .....................................    446,000       9,093,940
     Pall Corporation*..................................    353,000       8,306,090
     Thermo Electron Corporation........................    255,500       5,626,110
                                                                       ------------
                                                                         23,026,140

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           Shares         Value
                                                          ---------    ------------
COMMON STOCK (continued)
  INDUSTRIAL SERVICES - 1.9%
     CIBER, Inc. .......................................    506,200    $  4,808,900
     Keane, Inc. .......................................    450,000       9,900,000
                                                                       ------------
                                                                         14,708,900
  INSURANCE - 5.8%
     American Financial Group, Inc.*....................    495,900      15,025,770
     Fairfax Financial Holdings Limited.................     29,800       4,475,223
     Harleysville Group*................................    246,000       7,318,500
     Horace Mann Educators Corporation*.................    140,000       3,017,000
     Partner RE Ltd.*...................................    270,000      14,958,000
                                                                       ------------
                                                                         44,794,493
  LEISURE & AMUSEMENT - 4.0%
     Royal Caribbean Cruises Ltd.*......................    353,000       7,804,830
     Six Flags, Inc. ...................................  1,075,000      22,618,000
                                                                       ------------
                                                                         30,422,830
  PAPER/FOREST PRODUCTS - 0.9%
     Plum Creek Timber Company, Inc.*...................    237,400       6,670,940
  REAL ESTATE - 1.9%
     Healthcare Realty Trust*...........................    563,500      14,820,050
  RETAIL - 4.7%
     Burlington Coat Factory Warehouse Corp.*...........    320,000       6,400,000
     Electronics Boutique Holdings Corp. ...............    267,000       8,477,250
     Office Depot, Inc. ................................  1,445,300      15,002,214
     Zale Corporation...................................    194,500       6,554,650
                                                                       ------------
                                                                         36,434,114

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           Shares         Value
                                                          ---------    ------------
COMMON STOCK (continued)
  TECHNOLOGY - 10.7%
     AVX Corporation*...................................    414,000    $  8,694,000
     Compuware Corporation..............................    465,000       6,505,350
     Concurrent Computer Corp. .........................  1,097,200       7,680,400
     FileNET Corporation................................    450,000       6,660,000
     Genesis Microchip Incorporated.....................    228,600       8,263,890
     Parametric Technology Corporation..................    350,000       4,896,500
     Pinnacle Systems, Inc. ............................  1,608,000       9,728,400
     Power Integrations, Inc. ..........................    295,000       4,602,000
     Progress Software..................................     69,500       1,125,900
     Storage Technology Corp. ..........................  1,138,600      15,667,136
     Vishay Intertechnology, Inc. ......................    375,000       8,625,000
                                                                       ------------
                                                                         82,448,576
  TELECOMMUNICATIONS/CABLE EQUIPMENT - 4.2%
     Belden, Inc.*......................................    290,000       7,757,500
     Harris Corporation*................................    537,300      14,619,933
     REMEC, Inc. .......................................    818,300      10,146,920
                                                                       ------------
                                                                         32,524,353
  TELECOMMUNICATIONS/SERVICES - 6.7%
     Adelphia Communications Corporation................    357,000      14,637,000
     CenturyTel, Inc.*..................................    507,700      15,383,310
     McCleod USA, Inc. .................................  1,461,000       6,705,990
     SBC Communications, Inc.*..........................    374,000      14,982,440
                                                                       ------------
                                                                         51,708,740

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           Shares         Value
                                                          ---------    ------------
COMMON STOCK (continued)
  UTILITIES - 2.7%
     NiSource, Inc.*....................................    759,700    $ 20,762,601
                                                                       ------------
  TOTAL COMMON STOCK
  (Identified cost $603,617,087)...................................     672,664,693
                                                                       ------------
U.S. GOVERNMENT OBLIGATIONS - 6.5%
     U.S. Treasury Bill @3.960% due 7/5/01..............                  9,996,237
     U.S. Treasury Bill @3.890% due 7/12/01.............                 19,978,625
     U.S. Treasury Bill @3.750% due 7/19/01.............                 19,966,756
                                                                       ------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Identified Cost $49,934,328)....................................      49,941,618
                                                                       ------------
  TOTAL INVESTMENTS
     (Identified Cost $653,551,415) - 94.0%.............                722,606,311
CASH AND OTHER ASSETS LESS LIABILITIES - 6.0%......................      45,952,659
                                                                       ------------
NET ASSETS - 100%..................................................    $768,558,970
                                                                       ============

      * income producing

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $653,551,415)...........................  $722,606,311
  Cash and cash equivalents.................................    29,567,604
  Receivables for:
     Capital shares.........................................     4,214,432
     Dividends..............................................       277,982
     Interest...............................................        68,464
     Securities sold........................................    23,379,178
  Prepaid expenses..........................................         1,863
                                                              ------------
     TOTAL ASSETS...........................................   780,115,834
                                                              ------------
LIABILITIES
  Payables for:
     Capital shares.........................................       463,923
     Securities purchased...................................    10,432,963
  Accrued expenses:
     Investment advisory fees...............................       598,823
     Other payables and accrued expenses....................        61,155
                                                              ------------
     TOTAL LIABILITIES......................................    11,556,864
                                                              ------------
NET ASSETS..................................................  $768,558,970
                                                              ============
Capital shares issued and outstanding, par value $.01
  (50,000,000 shares authorized)............................    24,804,723
                                                              ============
Net asset value per share (offering and redemption price)...        $30.98
                                                              ============
Net assets consist of:
  Paid in capital...........................................  $698,242,403
  Accumulated net realized gain.............................       269,423
  Net unrealized appreciation on investments and foreign
     currency translations..................................    69,039,368
  Undistributed net investment income.......................     1,007,776
                                                              ------------
                                                              $768,558,970
                                                              ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of $2,310 foreign withholding tax).....  $3,454,214
  Interest and Other Income.............................   2,377,842
                                                          ----------
       Total investment income..........................                 $5,832,056
EXPENSES
  Investment advisory fees..............................   3,425,281
  Accounting fees.......................................      79,045
  Custodian fees........................................      76,785
  Transfer agent fees...................................      69,575
  Registration and filing fees..........................      47,460
  Reports to shareholders...............................      32,759
  Professional fees.....................................      30,895
  Miscellaneous expenses................................       5,831
  Directors' fees and expenses..........................       4,404
                                                          ----------
       Total expenses...................................                  3,772,035
                                                                        -----------
  Net investment income.................................                  2,060,021
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments......................   2,253,367
  Net change in unrealized appreciation on
     investments........................................  62,937,554
                                                          ----------
  Net gain on investments...............................                 65,190,921
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $67,250,942
                                                                        ===========

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Year Ended        Year Ended
                                                        June 30, 2001     June 30, 2000
                                                        --------------    --------------
OPERATIONS
Net investment income.................................     $2,060,021         $168,339
Net realized gain on investments......................      2,253,367        7,623,443
Net change in unrealized appreciation of
  investments.........................................     62,937,554        1,519,356
                                                         ------------      -----------
  Net increase in net assets from operations..........     67,250,942        9,311,138
                                                         ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized capital gains.........    (10,139,236)      (3,077,502)
                                                         ------------      -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares.........................    720,442,324       70,955,834
Reinvestment of distributions.........................      8,503,065        2,661,055
Less: redemptions.....................................   (105,428,421)     (16,832,684)
                                                         ------------      -----------
  Increase resulting from capital share
     transactions.....................................    623,516,968       56,784,205
                                                         ------------      -----------
Total increase in net assets..........................    680,628,674       63,017,841
NET ASSETS
Beginning of year.....................................     87,930,296       24,912,455
                                                         ------------      -----------
End of year (includes undistributed net investment
  income
  of $1,007,776 and $168,339, respectively)...........   $768,558,970      $87,930,296
                                                         ============      ===========

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                         For the fiscal year ended June 30,
                             -------------------------------------------------------------------------------------------
                                 2001          2000          1999          1998          1997         1996        1995
                             ------------   -----------   -----------   -----------   ----------   ----------   --------
Net Asset Value - Beginning
  of Period................        $25.88        $22.29        $19.30        $17.40       $15.32       $10.27      $9.87
                             ------------   -----------   -----------   -----------   ----------   ----------   --------
Income from Investment
----------------------
Operations
---------
Net Investment Income
  (Loss)...................          1.12          0.05         (0.10)        (0.19)       (0.26)       (0.10)     (0.04)
Net Gains or Losses on
  Securities (both realized
  and unrealized)..........          5.75          5.91          3.56          4.32         3.20         5.15       0.44
                             ------------   -----------   -----------   -----------   ----------   ----------   --------
Total From Investment
  Operations...............          6.87          5.96          3.46          4.13         2.94         5.05       0.40
                             ------------   -----------   -----------   -----------   ----------   ----------   --------
Less Distributions
----------------
Distribution from Net
  Investment Income........         (1.09)         0.00          0.00          0.00         0.00         0.00       0.00
Distribution from Net
  Realized Capital Gains...         (0.68)        (2.37)        (0.47)        (2.23)       (0.86)        0.00       0.00
                             ------------   -----------   -----------   -----------   ----------   ----------   --------
Total Distributions........         (1.77)        (2.37)        (0.47)        (2.23)       (0.86)        0.00       0.00
Net Asset Value - End of
  Period...................        $30.98        $25.88        $22.29        $19.30       $17.40       $15.32     $10.27
                             ============   ===========   ===========   ===========   ==========   ==========   ========
Total Return...............        27.95%        29.63%        18.92%        26.05%       20.55%+      49.17%+     4.05%+
                             ============   ===========   ===========   ===========   ==========   ==========   ========
Ratios/Supplemental Data
-----------------------
Net Assets, End of
  Period...................  $768,558,970   $87,930,296   $24,912,455   $12,196,379   $7,340,110   $3,471,507   $715,021
Ratio of Expenses to
  Average Net Assets.......         1.10%         1.41%         1.63%         2.16%        2.51%*       2.55%*     2.78%*
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets...............         0.60%         0.39%        (0.65%)       (1.35%)      (1.96%)*     (1.36%)*    (.58%)*
Portfolio Turnover Rate....           76%           86%          124%          133%         144%         125%        77%

+ The total returns would have been lower had certain expenses not been reduced during the periods shown.

* Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 3, the Investment Manager reduced a portion of its fee and absorbed certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47% and 14.64%, and the ratio of net investment income to average net assets would have been a loss of 2.25%, 5.28% and 12.44%, for the periods ended June 30, 1997 through June 30, 1995, respectively.

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund"), a series of Meridian Fund, Inc. (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994 under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Value Fund, the Company also offers the Meridian Growth Fund. The following is a summary of significant accounting policies:

   a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates value.

   b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $654,075,457, the aggregate gross unrealized appreciation is $92,859,442, and the aggregate gross unrealized depreciation is ($24,344,116), resulting in net unrealized appreciation of $68,515,326.

   c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

   d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Interest accrues daily and is credited by the third business day of the following month.

   e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

   f. USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates.

   g. DISTRIBUTIONS TO SHAREHOLDERS: The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

       Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

2. RELATED PARTIES: The Fund has entered into a management agreement with Aster Investment Management Company, Inc. (the "Investment Adviser"). Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Investment Adviser. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of June 30, 2001 was 1.05%.

    The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based on that month's average net assets. The investment adviser has agreed to voluntarily limit the expenses of the Fund to 2 1/2%. With respect to this voluntary limit, the Investment Adviser did not reimburse the Fund during 2001.

3. CAPITAL SHARES TRANSACTIONS: On April 20, 2001 the Board of Directors approved an increase in the number of authorized common shares from 25,000,000 to 50,000,000 shares at a par value of $.01 per share. Transactions in capital shares for the year ended June 30, 2001 and June 30, 2000 were as follows:

                                                           2001         2000
                                                        ----------    ---------
Shares sold                                             24,752,831    2,832,820
Shares issued on reinvestment of distributions             324,659      128,328
                                                        ----------    ---------
                                                        25,077,490    2,961,148
Shares redeemed                                         (3,670,860)    (680,645)
                                                        ----------    ---------
Net increase                                            21,406,630    2,280,503
                                                        ==========    =========

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of the Investment Adviser receive no compensation from the Fund. Directors of the Fund who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Growth Fund or Meridian Value Fund shares, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 2001, was $3,463.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 2001, were $763,982,908 and $229,552,113, respectively. The cost of the U.S. Government securities purchased were $79,144,486, and $30,000,000 were redeemed at maturity during the year ended June 30, 2001.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Value Fund (the "Fund") at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
August 10, 2001

MANAGEMENT'S DISCUSSION OF MERIDIAN VALUE FUND(R) PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fiscal year ended June 30, 2001, the Meridian Value Fund returned 27.95% compared to a loss of 14.85% for the S&P 500 with reinvested dividends, a gain of 0.66% for the Russell 2000, and a loss of 45.52% for the NASDAQ. Despite having approximately 20% of its investments in technology and telecommunications sectors, the Fund's performance was not materially affected by the very weak market condition for technology and telecommunications stocks as reflected by the S&P 500 and NASDAQ performance. During the fiscal year ended June 30, 2001, the Fund's strongest performing sectors were healthcare, consumer products and services, financial services/insurance, and retail. The worst performing investments were in the telecommunications services and technology sectors.

The Meridian Value Fund's strategy is to invest in stocks, across a range of market capitalizations, that the Investment Adviser believes are undervalued in relation to the issuer's long-term earnings power, asset value and/or stock market in general. Investments include both smaller company equities and mid-to-large capitalization stocks. Based on following this strategy, the Fund's average return for the six-year period from June 30, 1995 to June 30, 2001 was 28.35% compared to 16.30% for the S&P 500 with reinvested dividends. The Fund did not approach full investment status until June 30, 1995, with cash comprising approximately 45-50% of the Fund's total portfolio from inception until June 30, 1995. The Meridian Value Fund's average return from inception to June 30, 2001 was 22.93% compared to 15.85% for the S&P 500 with reinvested dividends.

                            [PERFORMANCE LINE GRAPH]

               VALUE OF $10,000 INVESTED IN MERIDIAN GROWTH FUND,
                         THE S&P 500 & THE RUSSELL 2000

                                                        MERIDIAN
                                  S&P 500              VALUE FUND
                                  -------              ----------
2/10/94                           $10,000                $10,000
6/30/94                           $ 9,579                $ 9,870
6/30/95                           $12,075                $10,270
6/30/96                           $15,212                $15,320
6/30/97                           $20,490                $18,468
6/30/98                           $26,665                $23,279
6/30/99                           $32,724                $27,683
6/30/00                           $35,094                $35,885
6/30/01                           $29,882                $45,915


   Meridian Growth Fund
Average Annual Total Return

One Year            27.95%
Five Years          24.55%
Since Inception     22.93%


     Past performance is not predictive of future performance. Net asset value, investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

                                                MERIDIAN VALUE FUND(R)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary
                                   Custodian
                                BANK OF NEW YORK
                               New York, New York
                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                            MORRISON & FOERSTER LLP
                                Washington, D.C.
                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                                 ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                                 (415) 461-6237

                            Telephone (800) 446-6662

                                 JUNE 30, 2001